Exhibit 99.1

SAKER AVIATION SERVICES, INC. ANNOUNCES STOCK PURCHASE OF

AIRCRAFT SERVICES, INC.

Kansas Firm Provides Aircraft Maintenance Services

New York, NY, October 7, 2016/PR Newswire/ – Saker Aviation Services, Inc. (SKAS), an aviation services company specializing in ground-based services to the general aviation marketplace, today announced that its wholly-owned subsidiary, FBO Air Garden City, Inc. d/b/a Saker Aviation Services, has acquired 100% of the stock of Aircraft Services, Inc., (“Aircraft Services”) an aircraft maintenance services firm located in Garden City, Kansas.

“We are excited to welcome Aircraft Services, its owners, Gary and Kim Keller, and their skilled staff into the Saker Aviation family,” stated Ron Ricciardi, Saker’s President. “Aircraft Services has provided outstanding aircraft maintenance services to its customers at and around the Garden City Regional Airport (“GCK”) for the over 20 years. We are also very happy that Gary has agreed to continue in his role, which will ensure a seamless transition. The acquisition also provides a perfect complement to our FBO operations at GCK and enables us to more fully service both based and transient aircraft.”

Under the terms of the transaction, Saker made a $150,000 cash payment at closing and will make installment payments totaling an additional $150,000 over the next two years. The closing cash payment for the transaction was funded with internal resources.

About Saker Aviation Services, Inc.

Saker Aviation Services (www.SakerAviation.com), through our subsidiaries, operates in the aviation services segment of the general aviation industry, in which we serve as the operator of a heliport, a fixed base operation (“FBO”), as a provider of aircraft maintenance services, and as a consultant for a seaplane base that we do not own. FBOs provide ground-based services, such as fueling and aircraft storage for general aviation, commercial and military aircraft, and other miscellaneous services.

CONTACT:
Saker Aviation Services, Inc.

Ronald J. Ricciardi

President

1.212.776.4046
RRicciardi@SakerAviation.com

Note Regarding Forward-Looking Statement

This press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements may include projections of revenue, provisions for doubtful accounts, income or loss, capital expenditures, repayment of debt, other financial items, statements regarding our plans and objectives for future operations, acquisitions, divestitures and other transactions, statements of future economic performance, statements of the assumptions underlying or relating to any of the foregoing statements and statements other than statements of historical fact.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. The Company therefore cautions readers of this press release against relying on any of these forward-looking statements because they are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the Company’s services and pricing, general economic conditions, its ability to raise additional capital, its ability to obtain the various approvals and permits for the acquisition and operation of FBOs and the other risk factors contained under Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Any forward-looking statement made in this press release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time and it is not possible to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.